SECURITIES AND EXCHANGE COMMISSION



  Washington, DC 20549



  FORM 8-K



Pursuant to Section 13 or 15(d) of the

   Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   July 31, 1998



ROYAL CASINO GROUP INC.



(Exact name of registrant as specified in its charter)







UTAH	 			0-10315			95-4091368

(State or other		    (Commission		   (I.R.S. Employer

jurisdiction of		     File Number		   Identification #)





152 Sherman St., Deadwood, South Dakota          57732

            (Address of principal executive offices)      (Zip
Code)



Registrants telephone number, including area code: (605) 578-1299



Total number of sequentially numbered pages:   4



Exhibit index page number:   4































ITEM 5	OTHER EVENTS



      At a Board of Directors meeting on July 20, 1998 the following events took place:

      - the Board by resolution, acting upon a Written Consent of Shareholders, voted and approved the name change of the corporation to:

                       E-Commerce West Corp.

      (see Exhibit A, page 4, copy of ACertification of Articles of Amendment Enacting Change of Name issued by the State of Utah, Department of Commerce.)

      - a change in the primary corporate focus from gaming to Internet commerce was also approved.











































































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SIGNATURES





Pursuant to the requirements of the securities and exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



E-COMMERCE WEST CORP.





  formerly, ROYAL CASINO GROUP INC.











By: /s/ Jon F. Elliott

                                             Jon F. Elliott,
President/CEO





Date: August 3, 1998





























































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EXHIBIT A









CERTIFICATION OF ARTICLES OF AMENDMENT

ENACTING CHANGE OF NAME









THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL CODE HEREBY
CERTIFIES THAT

Articles of Amendment were submitted by



ROYAL CASINO GROUP INC.



FOR APPROVAL AND FILING BY THIS OFFICE ON July 21, 1998, and that that corporation name is changed thereby to



E-COMMERCE WEST CORP.



AS APPEARS OF RECORD IN THE OFFICES OF THE DIVISION.



File Number: CO 091053





                                      Dated this         28th
   day

                                      of         July
,1998.









                                              /s/ Lorena P.
Riffo

                                      Lorena P. Riffo

                                      Division Director of

                                      Corporations and
Commercial Code



































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